EXHIBIT 99.3


                           PRIOR PERFORMANCE TABLE VI:

                     ACQUISITIONS OF PROPERTIES BY PROGRAMS

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM

The following table includes information concerning the acquisition of property interests by 37 prior programs sponsored by Affiliates of the Managing Shareholder of the Trust, Baron Advisors, Inc., in the most recent three years. The prior programs have investment objectives similar to those of the Trust and the Operating Partnership in that the programs provided financing in respect of residential properties for current income and capital appreciation (other than the mortgage funds).



                      Florida Income Advantage Fund I, Ltd.
                      -------------------------------------

Name, location, type of                                        Phase III
  property:                                                    Forest Glen Apartments
                                                               Daytona Beach, Florida
                                                               Residential Apartment Community

Number of units and total                                      26 Units
  square feet of units:                                        30,654 total square feet

Date investment made:                                          2/94

Principal amount of mortgage
  financing existing at date of
  investment:                                                           $625,000

Contract Investment Price (1):                                          $846,000

Cash Reserve:                                                                 $0

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $846,000



                    Realty Opportunity Income Fund VIII, Ltd.
                    -----------------------------------------

Name, location, type of                                        Phase II
  property:                                                    Forest Glen Apartments
                                                               Daytona Beach, Florida
                                                               Residential Apartment Community

Number of units and total                                      30 Units
  square feet of units:                                        38,802 total square feet

Date investment made:                                          3/94

Principal amount of mortgage
  financing existing at date of
  investment:                                                           $784,000

Contract Investment Price (1):                                          $849,600

Cash Reserve:                                                                 $0

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $849,600

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)




                    Florida Income Appreciation Fund I, Ltd.
                    ----------------------------------------

Name, location, type of                                        Phase IV
  property:                                                    Forest Glen Apartments
                                                               Daytona Beach, Florida
                                                               Residential Apartment Community

Number of units and total                                      8 Units
  square feet of units:                                        9,800 total square feet

Date investment made:                                          4/94

Principal amount of mortgage
  financing existing at date of
  investment:                                                           $173,000

Contract Investment Price (1):                                          $184,500

Cash Reserve:                                                                 $0

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $184,500



                        Florida Capital Income Fund, Ltd.
                        ---------------------------------

Name, location, type of
  property:                                                    Eagle Lake Apartments
                                                               Port Orange, Florida
                                                               Residential Apartment Community

Number of units and total                                      77 units
  square feet of units:                                        45,504 total square feet

Date investment made:                                          11/94

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $1,443,000

Contract Investment Price (1):                                          $656,300

Cash Reserve:                                                                 $0

Acquisition Fee:                                                         $60,000

Total Investment Cost:                                                  $716,300

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)





                         Tampa Capital Income Fund, Ltd,
                         -------------------------------

Name, location, type of
  property:                                                    Lakewood Apartments
                                                               Brandon, Florida
                                                               Residential Apartment Community

Number of units and total                                      83 Units
  square feet of units:                                        44,928 total square feet

Date investment made:                                          12/94

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $1,500,000

Contract Investment Price (1):                                          $589,500

Cash Reserve:                                                           $165,500

Acquisition Fee:                                                        $180,000

Total Investment Cost:                                                  $935,000


                      Florida Capital Income Fund II, Ltd.
                      ------------------------------------

Name, location, type of                                        Phase I
  property:                                                    Forest Glen Apartments
                                                               Daytona Beach, Florida
                                                               Residential Apartment Community

Number of units and total                                      52 Units
  square feet of units:                                        62,696 total square feet

Date investment made:                                          1/95

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $1,343,000

Contract Investment Price (1):                                          $548,000

Cash Reserve:                                                           $199,000

Acquisition Fee:                                                         $71,000

Total Investment Cost:                                                  $818,000

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                    Florida Opportunity Income Partners, Ltd.
                    -----------------------------------------

Name, location, type of
  property:                                                    Camellia Court Apartments
                                                               Daytona Beach, Florida
                                                               Residential Apartment Community

Number of units and total                                      60 Units
  square feet of units:                                        34,848 total square feet

Date investment made:                                          3/95

Principal amount of mortgage
  financing existing at date of
  investment:                                                           $900,000

Contract Investment Price (1):                                          $543,000

Cash Reserve:                                                           $143,000

Acquisition Fee:                                                         $24,000

Total Investment Cost:                                                  $710,000


                      Florida Capital Income Fund III, Ltd.
                      -------------------------------------

Name, location, type of
  property:                                                    Bridgepoint Apartments
                                                               Jacksonville, Florida
                                                               Residential Apartment Community

Number of units and total                                      48 Units
  square feet of units:                                        27,360 total square feet

Date investment made:                                          7/95

Principal amount of mortgage
  financing existing at date of
  investment:                                                           $700,000

Contract Investment Price (1):                                          $549,000

Cash Reserve:                                                           $121,000

Acquisition Fee:                                                         $40,000

Total Investment Cost:                                                  $710,000

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)




                          Florida Tax Credit Fund, Ltd.
                          -----------------------------

Name, location, type of
  property:                                                    Spring Glade Apartments
                                                               Tampa, Florida
                                                               Residential Apartment Community

Number of units and total                                      78 Units
  square feet of units:                                        42,912 total square feet

Date investment made:                                          6/95

Principal amount of mortgage
  financing existing at date of
  investment:                                                           $564,000

Contract Investment Price (1):                                          $564,000

Cash Reserve:                                                                 $0

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $546,000

                 Baron First Time Homebuyer Mortgage Fund, Ltd.
                 ----------------------------------------------

Name, location, type of
  property:                                                    Pleasant Grove
                                                               Louisville, Kentucky
                                                               Residential Community

Number of units and total                                      39 Units
  square feet of units:                                        54,600 total square feet

Date investment made:                                          1/96

Principal amount of mortgage
  financing existing at date of
  investment:                                                           $400,000

Contract Investment Price (1):                                          $450,000

Cash Reserve:                                                                 $0

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $450,000

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                      Florida Capital Income Fund IV, Ltd.
                      ------------------------------------

Name, location, type of
  property:                                                    Glen Lake Apartments
                                                               St. Petersburg, Florida
                                                               Residential Apartment Community

Number of units and total                                      144 Units
  square feet of units:                                        79,200 total square feet

Date investment made:                                          5/94

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $2,812,500

Contract Investment Price (1):                                        $1,212,800

Cash Reserve:                                                           $305,200

Acquisition Fee:                                                        $100,100

Total Investment Cost:                                                $1,618,100



                      GSU Stadium Student Apartments, Ltd.
                      ------------------------------------

Name, location, type of
  property:                                                    Stadium Club Apartments
                                                               Statesboro, Georgia
                                                               Student Residential Apartment Community

Number of units and total                                      60 Units
  square feet of units:                                        51,624 total square feet

Date investment made:                                          11/95

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $1,372,000

Contract Investment Price (1):                                          $690,000

Cash Reserve:                                                           $100,000

Acquisition Fee:                                                        $100,000

Total Investment Cost:                                                  $890,000

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                         Brevard Mortgage Program, Ltd.
                         ------------------------------

Name, location, type of
  property:                                                    Meadowdale Apartments
                                                               Melbourne, Florida
                                                               Residential Apartment Community

Number of units and total                                      64 Units
  square feet of units:                                        39,168 total square feet

Date investment made:                                          12/95

Principal amount of mortgage
  financing existing at date of
  investment:                                                           $900,000

Contract Investment Price (1):                                          $450,000

Cash Reserve:                                                            $57,500

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $507,500



                Baron First Time Homebuyer Mortgage Fund II, Ltd.
                -------------------------------------------------

Name, location, type of
  property:                                                    East Bay Village
                                                               Louisville, Kentucky
                                                               Residential Community

Number of units and total                                      54 Units
  square feet of units:                                        75,600 total square feet

Date investment made:                                          2/96

Principal amount of mortgage
  financing existing at date of
  investment:                                                           $450,000

Contract Investment Price (1):                                          $455,000

Cash Reserve:                                                                 $0

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $455,000

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                  Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                  Clearwater First Time Homebuyer Program, Ltd.
                  ---------------------------------------------

Name, location, type of
  property:                                                    Palm Bay Condominiums
                                                               Seminole, Florida
                                                               Residential Condominium Community

Number of units and total                                      195 Units
  square feet of units:                                        165,750 total square feet

Date investment made:                                          3/96

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $4,900,000

Contract Investment Price (1):                                          $672,500

Cash Reserve:                                                                 $0

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $672,500


               Baron First Time Homebuyer Mortgage Fund III, Ltd.
               --------------------------------------------------

Name, location, type of
  property:                                                    Independence Condominium
                                                               Independence, Kentucky
                                                               Residential Condominium Community

Number of units and total                                      84 Units
  square feet of units:                                        100,800 total square feet

Date investment made:                                          5/96

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $5,600,000

Contract Investment Price (1):                                          $450,000

Cash Reserve:                                                                 $0

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $450,000

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                Baron First Time Homebuyer Mortgage Fund V, Ltd.
                ------------------------------------------------

Name, location, type of
  property:                                                    Independence Condominiums
                                                               Independence, Kentucky
                                                               Residential Condominium Community

Number of units and total                                      84 Units
  square feet of units:                                        100,800 total square feet

Date investment made:                                          1/96

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $5,600,000

Contract Investment Price (1):                                          $425,000

Cash Reserve:                                                            $25,000

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $450,000



                Baron First Time Homebuyer Mortgage Fund IV, Ltd.
                -------------------------------------------------

Name, location, type of
  property:                                                    Villas at Meadowview
                                                               Louisville, Kentucky
                                                               Residential Community

Number of units and total                                      84 Units
  square feet of units:                                        88,200 total square feet

Date investment made:                                          6/96

Principal amount of mortgage
  financing existing at date of
  investment:                                                           $375,000

Contract Investment Price (1):                                          $430,000

Cash Reserve:                                                                 $0

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $430,000

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)


                       Florida Income Growth Fund V, Ltd.
                       ----------------------------------

Name, location, type of
  property:                                                    Blossom Corners Apartments
                                                               Orlando, Florida
                                                               Residential Apartments Community

Number of units and total                                      70 Units
  square feet of units:                                        37,728 total square feet

Date investment made:                                          4/96

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $1,050,000

Contract Investment Price (1):                                          $825,500

Cash Reserve:                                                           $142,000

Acquisition Fee:                                                         $57,500

Total Investment Cost:                                                $1,025,000




                Lamplight Court of Bellefontaine Apartments, Ltd.
                -------------------------------------------------

Name, location, type of
  property:                                                    Lamplight Court Apartments
                                                               Bellefontaine, Ohio
                                                               Residential Apartment Community

Number of units and total                                      80 Units
  square feet of units:                                        46,944 total square feet

Date investment made:                                          7/96

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $1,400,000

Contract Investment Price (1):                                          $580,000

Cash Reserve:                                                                 $0

Acquisition Fee:                                                         $40,000

Total Investment Cost:                                                  $620,000

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                      Baron Strategic Vulture Fund I, Ltd.
                      ------------------------------------

Name, location, type of
  property:                                                    Curiosity Creek Apartments
                                                               Tampa, Florida (69%)
                                                               Residential Apartment Community

Number of units and total                                      81 Units
  square feet of units:                                        44,064 total square feet

Date investment made:                                          10/96

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $1,200,000

Contract Investment Price (1):                                          $601,000

Cash Reserve:                                                            $90,000

Acquisition Fee:                                                         $90,000

Total Investment Cost:                                                  $781,000


                      Baron Strategic Investment Fund, Ltd.
                      -------------------------------------

Name, location, type of
  property:                                                    Blossom Corners II Apartments
                                                               Orlando, Florida
                                                               Residential Apartment Community

Number of units and total                                      68 Units
  square feet of units:                                        36,576 total square feet

Date investment made:                                          10/96

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $1,000,000

Contract Investment Price (1):                                          $796,000

Cash Reserve:                                                           $120,000

Acquisition Fee:                                                        $144,000

Total Investment Cost:                                                $1,060,000

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                    Baron Strategic Investment Fund II, Ltd.
                    ----------------------------------------

Name, location, type of
  property:                                                    Gaslight Apartments
                                                               Anderson, Indiana
                                                               Residential Apartment Community

Number of units and total                                      72 Units
  square feet of units:                                        42,720 total square feet

Date investment made:                                          11/96

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $1,254,307

Contract Investment Price (1):                                          $524,000

Cash Reserve:                                                            $80,000

Acquisition Fee:                                                         $96,000

Total Investment Cost:                                                  $700,000



                    Baron Strategic Investment Fund VI, Ltd.
                    ----------------------------------------

Name, location, type of
  property:                                                    Pine View Apartments
                                                               Orlando, Florida (57%)
                                                               Residential Apartment Community

Number of units and total                                      91 Units
  square feet of units:                                        Approximately 50,000 total square feet

Date investment made:                                                      10/97

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $1,620,000

Contract Investment Price (1):                                          $806,000

Cash Reserve:                                                           $120,000

Acquisition Fee:                                                        $144,000

Total Investment Cost:                                                $1,070,000

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                         Baron Development Fund IX, Ltd.
                        --------------------------------

Name, location, type of
  property:                                                    Glen Oaks
                                                               Louisville, Kentucky
                                                               Single Family Homes

Number of units and total                                      320 Units
  square feet of units:                                        Development Only

Date investment made:                                          1/97

Principal amount of mortgage
  financing existing at date of
  investment:                                                                 $0

Contract Investment Price (1):                                          $678,000

Cash Reserve:                                                                 $0

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $678,000


                  Baron Income Property Mortgage Fund VI, Ltd.
                  --------------------------------------------

Name, location, type of
  property:                                                    Brentwood at Independence Apartments Phase 1
                                                               Independence, Kentucky
                                                               Residential Apartment Community

Number of units and total                                      150 Units
  square feet of units:                                        136,500 total square feet

Date investment made:                                                     8/96

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $6,900,000

Contract Investment Price (1):                                          $645,000

Cash Reserve:                                                                 $0

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $645,000

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)


                    Baron Mortgage Development Fund VII, Ltd.
                    -----------------------------------------

Name, location, type of
  property:                                                    Brentwood at Alexandria Apartments Phase 1
                                                               Alexandria, Kentucky
                                                               Residential Apartment Community

Number of units and total                                      84 Units
  square feet of units:                                        76,440 total square feet

Date investment made:                                          12/96

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $3,875,000

Contract Investment Price (1):                                          $585,000

Cash Reserve:                                                                 $0

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $585,000



                     Baron Mortgage Development Fund X, Ltd.
                     ---------------------------------------

Name, location, type of
  property:                                                    Townhomes at Aspen Glen
                                                               Cincinnati, Ohio
                                                               Residential Condominium Community

Number of units and total                                      226 Units
  square feet of units:                                        305,100 total square feet

Date investment made:                                                      12/96

Principal amount of mortgage
  financing existing at date of
  investment:                                                           $450,000

Contract Investment Price (1):                                          $678,000

Cash Reserve:                                                                 $0

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $678,000

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                    Baron Mortgaqe Development Fund XI, Ltd.
                    ----------------------------------------

Name, location, type of
  property:                                                    The Villas at Lake Sycamore
                                                               Cincinnati, Ohio
                                                               Residential Condominium Community

Number of units and total                                      168 Units
  square feet of units:                                        226,800 total square feet

Date investment made:                                          4/97

Principal amount of mortgage
  financing existing at date of
  investment:                                                           $900,000

Contract Investment Price (1):                                          $678,000

Cash Reserve:                                                                 $0

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $678,000



                    Baron Mortgage Development Fund XVIII, LP
                    -----------------------------------------

Name, location, type of
  property:                                                    Brentwood at Independence Apartments Phase II
                                                               Independence, Kentucky
                                                               Residential Apartment Community

Number of units and total                                      150 Units
  square feet of units:                                        136,500 total square feet

Date investment made:                                                       7/97

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $6,900,000

Contract Investment Price (1):                                          $668,000

Cash Reserve:                                                                 $0

Acquisition Fee:                                                              $0

Total Investment Cost:                                                  $668,000

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)




                     Baron Strategic Investment Fund V, Ltd.
                     ---------------------------------------

Name, location, type of
  property:                                                    Sunrise I / Curiosity (31%)
                                                               Titisville / Tampa, Florida
                                                               Residential Apartment Communities

Number of units and total                                      141 Units
  square feet of units:                                        74,540 total square feet

Date investment made:                                          1/97

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $1,810,000

Contract Investment Price (1):                                          $818,000

Cash Reserve:                                                                 $0

Acquisition Fee:                                                        $120,000

Total Investment Cost:                                                  $938,000



                    Baron Strategic Investment Fund VII, Ltd.
                    -----------------------------------------


Name, location, type of
  property:                                                    Crystal I (19%) / Longwood II / Sunrise II
                                                               Lakeland / Cocoa Beach / Titisville, Florida
                                                               Residential Apartment Communities

Number of units and total                                      145 Units
  square feet of units:                                        76,654 total square feet

Date investment made:                                                       4/97

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $1,860,000

Contract Investment Price (1):                                        $1,253,000

Cash Reserve:                                                           $190,000

Acquisition Fee:                                                        $228,000

Total Investment Cost:                                                $1,671,000

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

                    Baron Mortgage Development Fund XV, Ltd.
                    ----------------------------------------

Name, location, type of
  property:                                                    Brentwood at Alexandria
                                                               Alexandria, Kentucky
                                                               Residential Apartment Community

Number of units and total                                      84
  square feet of units:                                        81,648 total square feet

Date investment made:                                                       7/97

Principal amount of mortgage
  financing existing at date of
  investment:                                                         $3,875,000

Contract Investment Price (1):                                          $575,000

Cash Reserve:                                                                 $0

Acquisition Fee:                                                         $20,000

Total Investment Cost:                                                  $595,000


                     Baron Strategic Investment Fund X, Ltd.
                     ---------------------------------------


Name, location, type of
  property:                           Heatherwood           Pine View           Crystal Court I
                                      Apartments II         Apartments          Apartments
                                      Kissimmee,Florida     Orlando,Florida     Lakeland,Florida
                                      Residential Apt.      Residential Apt.    Residential Apt.
                                      Community (52%)       Community (43%)     Community (55%)
Number of units and total             41 Units              91 Units            72 Units
  square feet of units:               22,176 Sq.Feet        46,656 Sq.Feet      43,776 Sq.Feet

Date investment made:                     10/97                 10/97            10/97

Principal amount of mortgage
  financing existing at date of
  investment:                         $    710,000          $  1,620,000        $    1,222,000

Contract Investment Price (1):        $    174,000          $    263,000        $      359,000

Cash Reserve:                         $     26,200          $     39,650        $       54,100

Acquisition Fee:                      $     31,477          $     45,578        $       64,944

Total Investment Cost:                $    231,677          $    348,228        $      478,044

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                  (continued)

                    Baron Mortgage Development Fund XIV, Ltd.
                    -----------------------------------------

Name, location, type of
  property:                                           The Shoppes of Burlington
                                                      Burlington, Kentucky
                                                      Retail Shopping Center

Number of units and total
  square feet of units:                               97,000 square feet

Date investment made:                                 3/98

Principal amount of mortgage
  financing existing at date of
  investment:                                         $3,000,000

Contract Investment Price (1):                          $840,000

Cash Reserve:                                                 $0

Acquisition Fee:                                              $0

Total Investment Cost:                                  $840,000

                    Baron Strategic Investment Fund IV, Ltd.
                    ----------------------------------------

Name, location, type of
  property:                                      Country Square Phase I
                                                 Tampa, Florida (78%)
                                                 Residential Apartment Community

Number of units and total                        73 units
  square feet of units:                          40,150 square feet

Date investment made:                            1/97

Principal amount of mortgage
  financing existing at date of
  investment:                                    $1,600,000

Contract Investment Price (1):                   $690,000

Cash Reserve:                                    $100,000

Acquisition Fee:                                 $100,000

Total Investment Cost:                           $890,000

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.

                  Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)


                                      Baron Strategic Investment Fund VIII, Ltd.
                                      ------------------------------------------

Name, location, type of
  property:                           Longwood              Heatherwood           The Shoppes
                                      Apartments I          Apartments II         of Burlington
                                      Cocoa, Florida        Kissimmee,Florida     Burlington, Kentucky
                                      Residential           Residential           Retail
                                      Apartment             Apartment (48%)       Shopping
                                      Community             Community             Center

Number of units and total             58 Units              41 Units
  square feet of units:               35,712 sq.feet        22,176 sq.feet        97,000 sq. feet

Date investment made:                 10/97                 10/97                 7/97

Principal amount of mortgage
  financing existing at date of
  investment:                         $  1,037,000          $  710,000            $ 3,000,000

Contract Investment Price (1):        $    525,150          $  160,500            $    98,000

Cash Reserve:                         $     80,000          $   24,000            $    15,000

Acquisition Fee:                      $     96,500          $   29,500            $    18,000

Total Investment Cost:                $    701,650          $  214,000            $   131,000

----------
Footnote:
(1) Program applied net investment proceeds to acquire interest in investment property, to redeem limited partner interests of prior limited partners or to acquire subordinated debt.